SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K
_________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2006

SELLCELL.NET
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51633                                       98-0461698
(Commission File Number)            (IRS Employer Identification No.)

2470 St.Rose Pkwy, Suite 304
(Address of Principal Executive Offices)   (Zip Code)

(506) 872-4033
(Registrant's Telephone Number, Including Area Code)

514-1540 West 2nd Ave, Vancouver, BC, V6J 1H2
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act(17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

          On December 6, 2006, Sellcell.net, a Nevada corporation (“Sellcell”, the “Company”, “we”, or “us”) and Safe-com (“Safe-com”), an information technology company registered under the laws of Germany , entered into a Shareholder Agreement pursuant to which, Sellcell and Safe-com, a German company, will  create a Joint Venture in order to further the development of Safe-com’s GlucoTel product.

          On December 8, 2006 (the “Closing Date”), Safe-com will transfer all patents, patent application, trademarks, prototypes, designs, blueprints and marketing material of the GlucoTel diabetes testing and monitoring system in exchange for 100 shares of common stock of the Joint Venture company, Glucotel Scientific Inc, a Nevada company.  Also on the Closing Date, Sellcell advanced   $1,250,000 USDto the Joint Venture in exchange for 100 shares of common stock of the Joint Venture.  At of the Closing Date, Sellcell and Safe-com  each own 50% of the issued and outstanding common shares of the Joint Venture.

          SellCell also has agreed to invest an additional $1,250,000 USD into the Joint Venture upon the satisfaction of certain conditions.  The conditions for SellCell’s additional $1,250,000 USD investment are market clearance/approval by the United States Food and Drug Administration and CE marking from the European Union of GlucoTel products and receipt by the Joint Venture of a firm purchase order for GlucoTel products from a Third Party, satisfactory to SellCell in its sole discretion, acting reasonably.

          Among other things, under the Shareholder Agreement, Safe-com also granted to SellCell the sole and exclusive option to purchase all of the shares of the Joint Venture owned by Safe-com at the time of exercise of the option to purchase in exchange for 65% of the issued and outstanding shares of SellCell at the Closing Date,  subject to adjustment to account for dilution caused by the sale of equity of SellCell in order to raise funds to be invested in the Joint Venture.

          The Shareholder Agreement also provides that SellCell and Safe-com will vote their shares so that the Board of the Joint Venture will be comprised of two directors and so that one nominee of each of them is a director of the Joint Venture.  The Shareholder Agreement further provides that any major decisions involving the Joint Venture, e.g., the winding up or liquidation of the Joint Venture, the consolidation, merger or amalgamation of the Joint Venture, will be decided by consultation and unanimous resolution of all the directors of the Joint Venture.

          The Joint Venture vehicle, a Nevada company, has been incorporated under the name GlucoTel Scientific Inc.

Item 2.01 Completion of Acquisition or Disposition of Assets

          On December 6, 2006, Sellcell.net, a Nevada corporation (“Sellcell”, the “Company”, “we”, or “us”) and Safe-com (“Safe-com”), an information technology company registered under the laws of Germany , entered into a Shareholder Agreement pursuant to which, Sellcell and Safe-com will  create a Joint Venture in order to further the development of Safe-com’s GlucoTel product.

          On December 8, 2006 (the “Closing Date”), Safe-com will transfer all patents, patent application, trademarks, prototypes, designs, blueprints and marketing material of the GlucoTel diabetes testing and monitoring system in exchange for 100 shares of common stock of the Joint Venture company, Glucotel Scientific Inc, a Nevada company.  Also on the Closing Date, Sellcell will advance $1,250,000 USD to the Joint Venture in exchange for 100 shares of common stock of the Joint Venture.  At of the Closing Date, Sellcell and Safe-com  each own 50% of the issued and outstanding common shares of the Joint Venture.

          SellCell also has agreed to invest an additional $1,250,000 USD into the Joint Venture upon the satisfaction of certain conditions.  The conditions for SellCell’s additional $1,250,000 USD investment are market clearance/approval by the United States Food and Drug Administration and CE marking from the European Union of GlucoTel products and receipt by the Joint Venture of a firm purchase order for GlucoTel products from a Third Party, satisfactory to SellCell in its sole discretion, acting reasonably.

          Among other things, under the Shareholder Agreement, Safe-com also granted to SellCell the sole and exclusive option to purchase all of the shares of the Joint Venture owned by Safe-com at the time of exercise of the option to purchase in exchange for 65% of the issued and outstanding shares of SellCell at the Closing Date, subject to adjustment to account for dilution caused by the sale of equity of SellCell in order to raise funds to be invested in the Joint Venture.

          The Shareholder Agreement also provides that SellCell and Safe-com will vote their shares so that the Board of the Joint Venture will be comprised of two directors and so that one nominee of each of them is a director of the Joint Venture.  The Shareholder Agreement further provides that any major decisions involving the Joint Venture, e.g., the winding up or liquidation of the Joint Venture, the consolidation, merger or amalgamation of the Joint Venture, will be decided by consultation and unanimous resolution of all the directors of the Joint Venture.

          The Joint Venture vehicle, a Nevada company, has been incorporated under the name GlucoTel Scientific Inc.

Changes Resulting from the Acquisition

          We intend to discontinue our business of creating an  online marketplace for buyers and sellers of new and used cellular (cell) phones.  Instead, the Company will seek to market state-of-the-art monitoring products and services to diabetic patients through its newly created joint venture.

          Under Nevada law, the Board of Directors of Sellcell and Safe-com approved the creation of GlucoTel Scientific Inc. and its related transactions without stockholder approval, as Nevada Revised Statutes does not require stockholder approval.

Description of the Company

          Sellcell.net ("Sellcell") was incorporated in Nevada as a development stage company on April 4, 2005 with a mission to create a comprehensive, trusted, state-of-the-art online marketplace for buyers and sellers of new and used cellular (cell) phones.  Since its inception, the Company had strived to gain a large number of postings of cell phones from a variety of sources, including individuals, businesses, and not-for-profit enterprises that will appeal to a broad market of interested buyers. Our board has recently determined that our business was not as successful as hoped and has sought other business opportunities.

          Commencing in December 2006, the Company has embarked on an aggressive transition from a company developing a state-of-the-art online marketplace for new and used cellular telephones to a company seeking to market state-of-the-art monitoring products and services to diabetic patients.

          Accordingly, the Company will change its name to BodyTel Scientific in the near future as well as file the necessary documents to change its symbol to better reflect its new business.

Description of Business

FORWARD LOOKING STATEMENTS

          This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These statements relate to future events or our future financial performance.  In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors" on page 7, which may cause our or our industry's actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

          Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Overview

          We will be engaged in the research, development and commercialization of a blood glucose meter capable of transmitting data from a diabetic patient to a secure database using Bluetooth and cellular telephone technology through our GlucoTel Scientific joint venture.

Development

          The assets that Safe-com transferred to the joint venture include: know how, received trademarks, patent applications, Intellectual Property rights and source codes for the GlucoTel Software running on mobile phones, Intellectual Property and source codes for the webserver and portal, the design and working prototypes of the blood glucose meter, all marketing and promotional equipment and all blueprints and architectural designs of the GlucoTel blood glucose meter.   These assets are to be used to measure a patient’s blood sugars and to transmit the measurement to a website that can be accessed by the patient’s doctor or other care provider.

          We have agreed to provide working capital to help develop these assets to what we hope will be a commercial product. As we now have a working prototype, we will now continue our patent application work and FDA approval process in order to bring our intended  product to market.  Our system is based on a meter that is able to use a blood glucose strip (with some modifications) that has previously been approved by the FDA and CE.  Accordingly we do not anticipate any delays in being able to gain all of the approvals that are necessary to begin the sales cycle of our product.  Our manufacturers are well versed and have many years experience in dealing with the approval process.

          On December 8, 2006, Safe-com will transfer to Glucotel, our 50% owned subsidiary, the Glucotel assets. The Glucotel assets are in a development stage, requiring, before any products can be sold in the United States, Federal Drug Administration (FDA) approval. We agreed to invest up to $2,500,000 for the further development of the Glucotel assets, half of which investment is contingent on Glucotel meeting certain milestones that we will set in conjunction with Safe-com.

Revenue Sources

          While we do not currently have a revenue source, it is believed that once we attain the necessary approvals for our blood glucose strip and meter, we will derive our revenues from the sale of our meters, glucose strips, access fees for the database and derive some revenues from the re-order of diabetic supplies using our website.

          Our revenue model will include the up-front sale of the blood glucose meter but will also have a residual revenue stream by selling the special blood glucose strips on a going-forward basis.  Our blood glucose meter will not work with “off the shelf” strips that are already on the market.  A patient, HMO, physician and/or pharmacy will have to order and re-order our strips in order to use the GlucoTel blood glucose meter.

Products

          The GlucoTel blood glucose meter is expected to be the first product to be introduced into the United States by GlucoTel Scientific.  The Bluetooth capable blood glucose meter is smaller and easier to use than any other meter currently being offered in the market.  Our device will be small enough to be able to be carried on a key chain.  The button-less meter reads blood glucose levels and sends the results wirelessly through the patient’s cellular phone directly into a web portal that tracks and manages this data.    Furthermore, the GlucoTel device is also able to transmit meal and physical activity data via the cell phone.  The data is then able to be viewed by the patient and the physician to be able to assess and make decisions based on the data as frequently as desired.

          A further service that will be offered is the provision of an online store link on the website where users can log into and re-order supplies.

Market

          Diabetes is a chronic problem that affects more than 171 million people worldwide and more than 20 million in the United States.  In 2003, treatment and management of the disease accounted for 6.2 percent of United States Healthcare spending or $105 billion.  Over the next decade, the number of diabetic patients is projected to expand at a rapid annual pace due to the following: evolving demographic patterns that will boost the number of individuals in diabetes-vulnerable age groups, the expanding prevalence of obesity will lead to a substantial rise in the incidence of Type II diabetes, and the upgrade of consumer health awareness programs will reduce the percentage of diabetic conditions that remain undiagnosed.

          There are two main types of diabetes:
  Type I diabetes: this type of diabetes accounts for about 5-10% of all diagnosed diabetes.  It develops most often in children and young adults, which is why it used to be called “juvenile diabetes”.  Type I is an autoimmune disease, which means that the immune system does not work properly.  Type I patients must take insulin injections because without insulin, the body can’t use sugar and fat broken down from the food you eat.  When sugar can’t get into your cells, your blood sugar rises and causes extensive damage to your internal organs.

  Type II diabetes: this type of diabetes differs from Type I in that the body can produce some insulin but not enough.  This severe disease can cause organ failure, blindness, and loss of limbs.  Treatment differs at various stages of this disease and can consist of: losing weight, eating properly and exercising or taking oral or injected medications.

Based on rapid increases in the number of patients served, diabetes care products are projected to fare well in the US marketplace.

          Diabetes monitoring products and therapies encompass three very competitive segments, each with a large contingent of participants that range in size from giant multinational corporations to small, revenue-challenged developmental stage firms.  Upwards of 300 companies are active to at least some extent in the business.

Marketing Strategy

          GlucoTel Scientific will implement a phase-managed marketing strategy to incrementally target the major US market segments for blood glucose monitors.  Initially, we will market GlucoTel to the primary health care market, focusing on an identifiable group of decision makers responsible for purchasing, distribution and continuity of care within HMO structured hospitals with an in-house pharmacy service.  This marketing strategy will target HMO’s located regionally across the continental US.  Following this initial market penetration, focused at a defined market patient population, we will market GlucoTel to the home health care market.  The home health care is a much broader group of patients served by physician practices and the chain pharmacy retailers.  This second phase of the marketing strategy requires greater promotional advertising, sales and distribution resources, while taking advantage of product recognition and experience gained in the initial phase.

Competition

          Diabetes monitoring products include competition segments with a broad group of members ranging in size from giant multinational corporations to small revenue challenged firms in the initial stages of development.  The largest industry competitors actively marketing blood glucose monitoring devices include Abbott Laboratories, Bayer, Johnson & Johnson and Roche Holding.  Blood glucose monitors sold by these competitors account for over 90 percent of sales within the market.  These companies achieved their leading positions by initially concentrating on one or two product lines of strength and then diversifying into new areas through internal development, acquisitions and/or collaborative agreements.

RISK FACTORS

          An investment in our common stock is highly speculative and involves a high degree of risk. Therefore, you should consider all of the risk factors discussed below, as well as the other information contained in this document. You should not invest in our common stock unless you can afford to lose your entire investment and you are not dependent on the funds you are investing.

          Please note that throughout this report, the words “we”, “our”, “us” or the “Company” refer to Sellcell and GlucoTel Scientific.

Risks Associated with our Operations

We may require additional funds to achieve our current business strategy but we cannot be sure we will be able to obtain additional financing on terms favorable to us when needed.  If we are unable to obtain additional financing to meet our needs, our business operations may be adversely affected or terminated.

          We may or may not need to raise additional funds through public or private debt or sale of equity to achieve our current business strategy. Such financing may not be available when needed. Even if such financing is available, it may be on terms that are materially adverse to your interests with respect to dilution of book value, dividend preferences, liquidation preferences, or other terms. Our capital requirements to implement our business strategy will be significant. However, at this time, we can not determine the amount of any additional funding that may or may not be necessary to implement such plan. We may not be able to obtain such financing if and when it is needed on terms we deem acceptable. Our inability to obtain financing would have a material negative effect on our ability to implement our expansion strategy, and as a result, could require us to diminish or suspend our expansion strategy.

          If we are unable to obtain financing should it be required on reasonable terms, we could be forced to delay, scale back or eliminate certain product and service development programs. In addition, such inability to obtain financing on reasonable terms could have a material negative effect on our business, operating results, or financial condition to such extent that we are forced to restructure, file for bankruptcy, sell assets or cease operations, any of which could put your investment dollars at significant risk.

If we are unable to retain the services of our executive officers, or if we are unable to successfully recruit qualified managerial personnel and employees with experience in business and the telecommunication industry, we may not be able to continue our operations.

          Our success depends solely upon the continued service of executive management team and team of consultants.  The loss of the any combination of these individuals would have a material adverse effect on our growth, revenues, and prospective business. We do not maintain key-man insurance on the life of our executive officer. In addition, in order to successfully implement and manage our business plan, we will be dependent upon, among other things, successfully recruiting qualified managerial personnel and employees with experience in business and the telecommunications industry. Competition for qualified individuals is intense. There can be no assurance that we will be able to find, attract and retain existing employees or that we will be able to find, attract and retain qualified personnel on acceptable terms.

We may be unable to prevent certain employees or partners from competing with us if they leave our employment or terminate their relationship with us.

          Our non-compete provisions may not be enforceable if we try to enforce such provisions. Even if our restrictive covenant is enforceable in Nevada, it does mean that covenant will be enforceable in other jurisdictions or at all. A court in, for example, Germany may decide not to enforce the restrictive covenant for public policy reasons, notwithstanding that the agreement is slated to be governed by Nevada law and notwithstanding that the restrictive covenant is enforceable in Nevada.

It is likely that additional shares of our stock will be issued in the normal course of our business development, which will result in a dilutive effect on our existing shareholders.

          We may issue additional stock as required to raise additional working capital in order to undertake company acquisitions, recruit and retain an effective management team, compensate our officers and directors, engage industry consultants and for other business development activities.

If we fail to adequately manage our growth, we may not be successful in growing our business and becoming profitable.

          We expect our business and number of employees to grow over the next year. We expect that our growth will place significant stress on our operation, management, employee base and ability to meet capital requirements sufficient to support our growth over the next 12 months. Any failure to address the needs of our growing business successfully could have a negative impact on our chance of success.

If we acquire or invest in other businesses, we will face certain risks inherent in such transactions.

          We may acquire, make investments in, or enter into strategic alliances or joint ventures with, companies engaged in businesses that are similar or complementary to ours. If we make such acquisitions or investments or enter into strategic alliances, we will face certain risks inherent in such transactions. For example, we could face difficulties in managing and integrating newly acquired operations. Additionally, such transactions would divert management resources. We cannot assure you that if we make any future acquisitions, investments, strategic alliances or joint ventures that they will be completed in a timely manner, that they will be structured or financed in a way that will enhance our creditworthiness or that they will meet our strategic objectives or otherwise be successful. Failure to effectively manage any of these transactions could result in material increases in costs or reductions in expected revenues, or both.

“Penny Stock” rules may make buying or selling our common stock difficult.

          Trading in our securities is subject to the “penny stock” rules. The SEC has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. These rules require that any broker-dealer who recommends our securities to persons other than prior customers and accredited investors, must, prior to the sale, make a special written suitability determination for the purchaser and receive the purchaser’s written agreement to execute the transaction. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated with trading in the penny stock market. In addition, broker-dealers must disclose commissions payable to both the broker-dealer and the registered representative and current quotations for the securities they offer. The additional burdens imposed upon broker- dealers by such requirements may discourage broker-dealers from effecting transactions in our securities, which could severely limit the market price and liquidity of our securities. Broker- dealers who sell penny stocks to certain types of investors are required to comply with the Commission’s regulations concerning the transfer of penny stocks. These regulations require broker-dealers to:
  Make a suitability determination prior to selling a penny stock to the purchaser;

  Receive the purchaser’s written consent to the transaction; and

  Provide certain written disclosures to the purchaser.

We may encounter a lack of commercial acceptance of our GlucoTel products, which would impair the profitability of our business.

          The largest industry competitors actively marketing blood glucose monitoring devices, such as Abbott Laboratories, Bayer, Johnson & Johnson and Roche Holding, occupy over 90 percent of sales of blood glucose monitors within the market. As a result, we cannot be certain that our GlucoTel products will achieve the market acceptance at a level that would allow us to operate profitably.

We may be subject to intellectual property litigation such as patent infringement claims, which could adversely affect our business.

          Our success will also depend in part on our ability to develop our technology and commercially viable products without infringing the proprietary rights of others.  If we are forced to litigate an intellectual property dispute, we will have to divert management’s attention from developing our technology and marketing our GlucoTel products and will have to incur substantial costs regardless of whether we are successful. An adverse outcome could subject us to significant liabilities to third parties, and force us to curtail or cease the development and commercialization of our GlucoTel products.

Potential product liability claims could adversely affect our future earnings and financial condition.

          We face an inherent business risk of exposure to product liability claims in the event that the use of our products results in adverse affects. As a result, we may incur significant product liability exposure. We may not be able to maintain adequate levels of insurance at reasonable cost and/or reasonable terms. Excessive insurance costs or uninsured claims would add to our future operating expenses and adversely affect our financial condition.

We have only a 50% interest in Glucotel Scientific and cannot control it fully; we may have unresolveable disputes with our partner

          We have acquired a 50% interest in Glucotel Scientific, the company that is developing the blood sugar measuring device. We have partnered with Safe-com, a German company that has developed the Glucotel assets to this point. We have agreed to enter a shareholder agreement with Safe-com but we may not be able to agree with Safe-com on major decisions affecting Glucotel. If we are unable to resolve issues with our partner our business will suffer and we may not be able to develop any products.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

          The following discussion and analysis provides information which management believes is relevant to an assessment and understanding of our results of operations and financial condition. The discussion should be read in conjunction with our financial statements and notes thereto appearing in this 8K.

Background on Company

Overview

          Sellcell.net ("Sellcell") was incorporated in Nevada as a development stage company on April 4, 2005 with a mission to create a comprehensive, trusted, state-of-the-art online marketplace for buyers and sellers of new and used cellular (cell) phones.  Since its inception, the Company had strived to gain a large number of postings of cell phones from a variety of sources, including individuals, businesses, and not-for-profit enterprises that will appeal to a broad market of interested buyers.

          Commencing in December 2006, the Company has embarked on an aggressive transition from a company developing an online marketplace for new and used cellular telephones to a company seeking to market state-of-the-art monitoring products and services to diabetic patients.

          We will be engaged in the research, development and commercialization of a blood glucose meter capable of transmitting data from a diabetic patient to a secure database using Bluetooth and cellular telephone technology through our 50% ownership of the GlucoTel Scientific joint venture.

          Accordingly, the Company intends to change its name to BodyTel Scientific in the near future as well as file the necessary documents to change its symbol to better reflect its new business.

Plan of Operation

          During the next 12 months, the Company will focus on the further development and commercialization of the GlucoTel blood glucose meter through its joint venture agreement with Safe-com.  During this period, the Company expects to have completed and received all relevant patents, trademarks and regulatory approvals such as Federal Drug Administration and CE approvals from the European Union to begin distributing its product.

          Glucotel has the following patents and trademarks:European Trademark- Glucotel (file number 005130687) granted on October 16, 2006, European Trademark Application- Bodytel (file number 005178827) applied for on July 4, 2006, European Trademark Application – Weighttel (file number 005179064) applied for on July 4, 2006, European Trademark Application – Pressuretel (file number 005179131) applied for on July 4, 2006 and European Patent Application –Diabetes Smartphone (file number 06006190.0) applied for on March 24, 2006.

          The patents and trademarks to be filed include : European Trademark Application – CardioTel and European Patent Application – Diabetes Webshop.

          Our expenditures for the next 12 months are expected to include:
Research and Development:	$ 748,750
Employment costs	$ 272,500
Legal and accounting	$ 141,000
Travel	$ 125,000
Marketing	$ 50,000
Working capital	$ 58,250
Total	$1,395,500

          We expect to fund our expected expenditures from financings conducted either privately or through the public market. We cannot be sure that we will be successful at raising funds are we require them. If we cannot raise a total of $2,500,000, we will be in breach of our agreement with Safe-com. We cannot be sure what the terms of any successful capital raising will include, and the directors will have to consider market conditions when negotiating with potential brokers or investors. There are no current agreements in place for the raising of additional capital.

          While the Company does not have a history of generating revenues, it believes that through its interest in GlucoTel Scientific, if its products are successful, it will have an opportunity to realize a potentially significant revenue stream through the sales of the blood glucose meter as well as the strips that are to be used to test a diabetic patient’s glucose level.

          As mentioned in this 8K, the potential market for these products is significant and work has begun to develop the network that will be necessary to bring these products to market.

Off-Balance Sheet Arrangements

          We do not have any off balance sheet arrangements that are reasonably likely to have a current or future effect on our financial condition, revenues, result of operations, liquidity or capital expenditures.

Employees

          The Company has only one employee, its President and CEO.  However, GlucoTel Scientific will have two employees who will be working on the commercialization of the GlucoTel blood glucose meter and the development of the sales distribution network.  We anticipate will outsource our resource requirements whenever possible.  However, we do anticipate that GlucoTel Scientific will require additional human resources as the execution of our business plan continues to evolve.

Properties

          The Company does not yet maintain a principal executive office.  Instead, it uses a mail forwarding service at 2470 St. Rose Pkwy, Suite 304, Henderson, NV, 89074.

Legal Proceedings

          We are not aware of, or party to, any pending or threatened legal proceedings.

Directors and Executive Officers

          The following table sets forth information regarding the members of Sellcell’s Board of Directors and its executive officers on November 17, 2006. The directors listed below will serve until the next annual meeting of the Company’s stockholders.

Name	Age	Position
Benny Lee	47	President, CEO and CFO, Director

          The principal occupation for the past five years (and, in some instances, for prior years) of each of our directors and officers are as follows:

          BENNY LEE was elected to our board of directors in November 2006.  Mr. Lee is currently employed as a controller for a major company in the real estate industry.  Mr. Lee comes with over 20 years of real estate experience in the accounting and finance field.  Mr. Lee has gained many years of accounting and management experience holding various positions for companies in the real estate industry.  His education includes British Columbia Institute of Technology specializing in real estate and finance.

Board of Directors Composition and Committees

          Effective October 26, 2006, the Board of Directors is comprised of Benny Lee.

Director Compensation

          The Company may compensate non-management directors through the issuance of stock awards including, without limitation, stock options, restricted stock awards, stock grants and/or stock appreciation rights. The Company intends to make such awards pursuant to a stock option plan or employee incentive plan to be approved by the Company.

Indemnification of Directors and Officers

          As permitted by the provisions of the Nevada Revised Statutes (“NRS”), we have the power to indemnify any person made a party to an action, suit or proceeding by reason of the fact that they are or were a director, officer, employee or agent of the Company, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any such action, suit or proceeding if they acted in good faith and in a manner which they reasonably believed to be in, or not opposed to, our best interest and, in any criminal action or proceeding, they had no reasonable cause to believe their conduct was unlawful. Termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which they reasonably believed to be in or not opposed to our best interests, and, in any criminal action or proceeding, they had no reasonable cause to believe their conduct was unlawful.

          We must indemnify a director, officer, employee or agent who is successful, on the merits or otherwise, in the defense of any action, suit or proceeding, or in defense of any claim, issue, or matter in the proceeding, to which they are a party because they are or were a director, officer, employee or agent, against expenses actually and reasonably incurred by them in connection with the defense.

          We may provide to pay the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding as the expenses are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that they are not entitled to be indemnified by us.

          The NRS also permits a corporation to purchase and maintain liability insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation,

  or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprises.

          Such coverage may be for any liability asserted against them and liability and expenses incurred by them in their capacity as a director, officer, employee or agent, or arising out of their status as such, whether or not the corporation has the authority to indemnify them against such liability and expenses.

          Insofar as indemnification for liabilities arising under the Securities Act, as amended, may be permitted to officers, directors or persons controlling our company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is therefore unenforceable.

Certain Relationships and Related Transactions

          None.

Description of Securities

          We are authorized to issue 75,000,000 shares of common stock, par value $0.01 per share.  We have a total of 3,350,000  shares of common stock issued and outstanding.

          All shares of common stock have equal rights and privileges with respect to voting, liquidation and dividend rights. Each share of common stock entitled the hold thereof (a) to one non-cumulative vote for each share held of record on all matters submitted to a vote of the stockholders; (b) to participate equally and to receive any and all such dividends as may be declared by the board of directors; and (c) to participate pro rata in any distribution of assets available for distribution upon liquidation. Holders of our common stock have no preemptive rights to acquire additional shares of common stock or any other securities. Our common stock is not subject to redemption and carries no subscription or conversion rights.

          In addition, such authorized but un-issued common shares could be used by the board of directors for defensive purposes against a hostile takeover attempt, including (by way of example) the private placement of shares or the granting of options to purchase shares to persons or entities sympathetic to, or contractually bound to support, management. We have no such present arrangement or understanding with any person. Further, the common shares may be reserved for issuance upon exercise of stock purchase rights designed to deter hostile takeovers, commonly known as a “poison pill.”

Market Price of and Dividends on Our Common Equity and Related Stockholder Matters

          The Company is eligible to participate in the over-the-counter securities market through the National Association of Securities Dealers Automated Quotation Bulletin Board System, under the trading symbol "SLCN".   The Company’s shares of common stock have not been traded on the over-the-counter securities market since it has become eligible.

          The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

           (D)     Exhibits

2.01 - Shareholder Agreement with Safe-com
2.02 - Articles of incorporation of Glucotel Scientific Inc.
2.03 - Technology Transfer Agreement

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                Sellcell.net

Date: December 14, 2006                                                        By:  /s/ Benny Lee
                                                                                                Name: Benny Lee
                                                                                                Title: President and CEO